EXHIBIT 10.73

                 AMENDMENT NO. 4 TO TRAVIS BOATS & MOTORS, INC.
                           LOAN AND SECURITY AGREEMENT


         Amendment No. 4 to Loan and Security Agreement dated as of December __, 2002, by and between TRANSAMERICA COMMERCIAL FINANCE CORPORATION ("Lender") and the Persons listed on Schedule I attached hereto (individually, a "Borrower" and collectively, the "Borrowers").

                                P R E A M B L E:
                                - - - - - - - -

         Pursuant to that certain Loan and Security Agreement dated as of January 28, 2000, as amended from time to time by and among Lender and Borrowers (collectively, the "Loan Agreement"), Lender made certain financing available to Borrowers. Borrowers have requested Lender to modify certain terms and provisions of the Documents. Lender has agreed to do so, upon the terms and conditions of this Amendment.

         NOW, THEREFORE, in consideration of the premises which are incorporated herein by this reference and constitute an integral part of this Amendment, the execution and delivery of this Amendment and the mutual covenants and agreements hereafter set forth, the parties hereto agree as follows:

         1. Section 1.1(F) of the Loan Agreement is amended to read as follows:

                  "(F) "Borrowing Base" shall mean the sum of the following from time to time, less any reserves as Lender in its sole discretion elects: (i) 97% of Borrowers' then existing Eligible Inventory A1, plus (ii) 100% of Borrowers' then existing Eligible Inventory A2, plus (iii) 92% of Borrowers' then existing Eligible Inventory B1, plus plus (iv) 92% of Borrowers' then existing Eligible Inventory B2, plus (v) 75% of Borrowers' then existing Eligible Inventory C1; plus (vi) 75% of Borrowers' then existing Eligible Inventory C2;plus
                  (vii) 95% of Borrowers' then existing Eligible Inventory D; plus (viii) 90% of Borrowers' then Eligible Inventory E, plus
                  (ix) 75% of the NADA "low wholesale" value of Borrowers' then Eligible Inventory F, plus (x) the lesser of (A) 50% of Borrowers' then Eligible Inventory G; or (B) $1,100,000.00, plus (xi) the then Eligible Inventory H Amount, plus (xii) 80% of Borrower's Eligible Accounts Receivable."

         2. Section 1.1(O) of the Loan Agreement is amended to read as follows:

                  "(O) "DFS" shall mean GE Commercial Distribution Finance Corporation, and its successors and assigns."

         3. Sections 1.1(V) through (Y) of the Loan Agreement are amended to read as follows:

                  "(V) "Eligible Inventory" shall mean such Inventory of any Borrower located on the Collateral Locations for such Borrower that Lender deems in its reasonable discretion to be eligible. Without limitation of the foregoing, unless otherwise agreed to by the Lender, the following shall not constitute Eligible Inventory for any Borrower: (i) Inventory which is in transit from its manufacturer; (ii) Inventory which is not in good and merchantable condition, or not either currently usable or currently salable in the ordinary course of any Borrower's business; (iii) Inventory which is obsolete; (iv) Inventory which the Lender determines, in the exercise of its reasonable discretion and in accordance with the Lender's customary reasonable business practices and in good faith, to be

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                  unacceptable due to age, type,  category and/or quantity;  (v)
                  Inventory with respect to which the Lender does not have a first and valid fully perfected security interest; (vi) Inventory which is stored with on a bailment, consignment, warehouse or similar third party arrangement, unless such bailee, consignee, warehouse Person, or other third party, as applicable, delivers to Lender an agreement in form and
                  substance   satisfactory  to  Lender;  (vii)   work-in-process
                  inventory; (viii) Inventory not located on the Collateral Locations of such Borrower; (ix) demonstration models; and (x) all Inventory (including, but not limited to, all watercraft, watercraft motors and watercraft trailers) that is subject to a Vendor Repurchase Agreement purchased on open account after December 20, 2002.

                   (W) (i) "Eligible Inventory A1" shall mean such then Eligible
                  Inventory of any Borrower purchased from a Vendor on or before December 20, 2002 that is up to 540 days from the date of purchase by such Borrower which the Lender deems in its reasonable discretion to be eligible that is manufactured by a Vendor subject to a Vendor Repurchase Agreement. Eligible Inventory A1 shall include returned and repossessed Inventory that is unused, undamaged which any Borrower intends to resell to another Person.

                           (ii) "Eligible Inventory A2" shall mean such then Eligible Inventory of any Borrower purchased from a Vendor after December 20, 2002 that is up to 540 days from the date of purchase by such Borrower which the Lender deems in its reasonable discretion to be eligible that is manufactured by a Vendor subject to a Vendor Repurchase Agreement and which was paid for directly by Lender to Vendor by the issuance of an Inventory Loan in accordance with Section 2.3 of this Agreement. Eligible Inventory A2 shall include returned and repossessed Inventory that is unused, undamaged which any Borrower intends to resell to another Person.

                  (X) (i) "Eligible Inventory B1" shall mean such then Eligible Inventory of any Borrower purchased from a Vendor on or before December 20, 2002 that is between 541 and 730 days from the date of purchase by such Borrower which the Lender deems in its reasonable discretion to be eligible that is manufactured by a Vendor subject to a Vendor Repurchase Agreement. Eligible Inventory B1 shall include returned and repossessed Inventory that is unused, undamaged which any Borrower intends to resell to another Person.

                           (ii) "Eligible Inventory B2" shall mean such then Eligible Inventory of any Borrower purchased from a Vendor after December 20, 2002 that is between 541 and 730 days from the date of purchase by such Borrower which the Lender deems in its reasonable discretion to be eligible that is manufactured by a Vendor subject to a Vendor Repurchase Agreement and which was paid for directly by Lender to Vendor by the issuance of an Inventory Loan in accordance with
                  Section 2.3 of this Agreement. Eligible Inventory B2 shall include returned and repossessed Inventory that is unused, undamaged which any Borrower intends to resell to another Person.

                  (Y) (i) "Eligible Inventory C1" shall mean such then Eligible Inventory of any Borrower purchased from a Vendor on or before December 20, 2002 that is between 731 and 1094 days from the date of purchase by such Borrower which the Lender deems in its reasonable discretion to be eligible that is manufactured by a Vendor subject to a Vendor Repurchase Agreement. Eligible Inventory C1 shall include returned and repossessed Inventory


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

                  that is unused, undamaged which any Borrower intends to resell to another Person.

                           (ii) "Eligible Inventory C2" shall mean such then Eligible Inventory of any Borrower purchased from a Vendor after December 20, 2002 that is between 731 and 1094 days from the date of purchase by such Borrower which the Lender deems in its reasonable discretion to be eligible that is manufactured by a Vendor subject to a Vendor Repurchase Agreement and which was paid for directly by Lender to Vendor by the issuance of an Inventory Loan in accordance with
                  Section 2.3 of this Agreement. Eligible Inventory C2 shall include returned and repossessed Inventory that is unused, undamaged which any Borrower intends to resell to another Person.

         4. The "Documents", as defined in Section 1.1(S) of the Loan Agreement, shall include, without limitation, the Loan Agreement, as amended by this Amendment and any other amendments and/or restatements to the Loan Agreement and the Guaranties, as confirmed, reaffirmed and amended by the Confirmations of Guaranties, and as may be further confirmed, reaffirmed and amended from time to time.

         5. Section 1.1(JJ) of the Loan Agreement is amended to read as follows:

                  "(JJ) "General Intangibles" shall mean all general intangibles (as such term is defined in the UCC) owned by any Borrower or any Guarantor, including, but not limited to payment intangibles, goodwill, software, trademarks, trade names, licenses, patents, patent applications, copyrights, inventions, franchises, books and records of any Borrower or any Guarantor, designs, trade secrets, registrations, prepaid expenses, all rights to and payments of refunds, overpayments, rebates and return of monies, including, but not limited to, sales tax refunds, tax refunds, tax refund claims and rights to and payments of refunds, overpayments or over-fundings under any pension, retirement or profit sharing plans and any guarantee, security interests or other security held by or granted to any Borrower or any Guarantor to secure payment by an Account Debtor of any of the Accounts Receivable. Without limitation of the foregoing, General Intangibles shall include the Parent Income Tax Claim/Refund"

         6. Section 1.1(VV) of the Loan Agreement is amended to read as follows:

                  "(vv) "Loan" shall mean individually, and "Loans" shall mean collectively, each of the Revolving Loans and each of the Draw Loans."

         7. Section 1.1(YY) of the Loan Agreement is amended to read as follows:

                  "(YY) "Maximum Credit Amount" shall mean (a) commencing with the Amendment No. 4 Closing Date and continuing through and including March 31, 2003, $31,500,000.00 United States Funds; and (ii) commencing on April 1, 2003 and continuing at all times thereafter, $29,500,000.00, United States Funds."

         8. Sections 1.1(RRR) and (SSS) of the Loan Agreement are amended to read as follows:

                  "(RRR) "Tangible Net Worth" shall mean as of any date the sum of the Travis Entities' (i) net worth as reflected on its last twelve-month consolidated fiscal financial statements, plus
                  (ii) net earnings since the end of such fiscal year, both after provision for taxes and with Inventory determined on a first in, first out basis plus (iii) Subordinated Debt, and

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

                  plus (iv) unamortized income, less the sum of the Travis Entities' (a) intangible assets, including, without limitation, unamortized leasehold improvements, goodwill, franchises, licenses, patents, trade names, copyrights, service marks, brand names, covenants not to compete and any other asset which would be treated as an intangible under generally accepted accounting principles; (b) prepaid expenses (however such item shall not include prepaid inventory); (c) franchise fees; (d) notes, Accounts Receivable and other amounts owed to it by any guarantor, Affiliate or employee of any Travis Entity; (e) losses since the end of such fiscal year; (f) interest in the cash surrender value of officer's or shareholder's life insurance policies; (g) income not earned as of the date of any such calculation; and (h) deferred tax benefits, whether short-term or long-term."


                  "(SSS) "Termination Date" shall mean April 30, 2003."

         9. New Sections 1.1(UUUU) through (GGGGG) are added to the Loan Agreement as follows:

                  "(UUUU) "Amendment No. 4 Closing Date" shall mean the date upon which all of the terms and conditions of Amendment No. 4 to this Agreement have been met or fulfilled to the satisfaction of Lender.

                  (VVVV) "Approval" and "Approvals" shall have the meanings set forth in Section 2.3(A) of this Agreement. .

                   (WWWW) "Approval  Representation" shall mean, with respect to any request for an Approval received by Lender, a written acknowledgement, consent and representation by Borrowers to such Approval which shall provide, without limitation, that Borrowers (i) approve and consent to such Approval and the sale of the Inventory relating to such Approval by the applicable Vendor to the specified Borrower; and (ii) represent and warrant to Lender that such Approval does not relate to any Inventory either (i) previously financed for or on behalf of any of the Travis Entities at any time by any Person, or (ii) sold at any time by any Vendor on an open account , consignment or COD basis to any of the Travis Entities.

                  (XXXX)   "Collateral   Assignment   of   Parent   Income   Tax
                  Claim/Refund" shall have the meaning set forth in Section 3.12 of this Agreement.

                  (YYYY) "December 2002 Overadvance" shall mean (i) as of the Amendment No. 4 Closing Date, $596,699.00; and (ii) following the Amendment No. 4 Closing Date, $596,699.00 minus the mandatory principal payments by Borrowers to Lender from time to time required to be made by Borrowers pursuant to Section
                  2.5 (B) of this Agreement upon the sale of any Eligible Inventory H.

                  (ZZZZ) "Draw Loan" and "Draw Loans" shall have the meanings set forth in Section 2.9 of this Agreement..

                  (AAAAA)  "Draw  Facility"  shall have the meaning set forth in
                  Section 2.9 of this Agreement.

                  (BBBBB) "Eligible Inventory H" shall mean such then Eligible Inventory of any Borrower consisting of watercraft and watercraft motors listed on Exhibit 1.1(BBBBB) attached hereto

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

                  that is 1095 or more days from the date of purchase by such Borrower which the Lender deems in its reasonable discretion to be eligible that is manufactured by a Vendor subject to a Vendor Repurchase Agreement. Eligible Inventory H shall include returned and repossessed Inventory that is unused, undamaged which any Borrower intends to resell to another Person.

                  (CCCCC) "Eligible Inventory H Amount" shall mean (i) through April 30, 2003, the lesser of (a) the then amount of the December 2002 Overdvance; or (b) 65% of Borrowers' then existing Eligible Inventory H, and (ii) zero at all other times;

                  (DDDDD) "Inventory Loan" shall mean individually and "Inventory Loans" shall mean collectively each Revolving Loan disbursed by Lender directly to Vendors solely for the acquisition of Inventory subject to an Approval by Borrower from the Vendors.

                  (EEEEE) "Parent Income Tax Claim/Refund" shall mean all monies and claims from monies due and/or to become due to Parent from the United States of America or any department or agency thereof arising out of any application in the name of Parent for an income tax refund for any tax year, filed or to be filed at any time or from time to time by Parent with the Internal Revenue Service, including, but not limited to, the application in the name of Parent for an income tax refund for tax year 2002.

                  (FFFFF) "Tracker Financing" shall mean any financing of any of the Travis Entities done by Tracker or any Affiliate of Tracker at any time or from time to time, including, but not limited to, that certain financing more fully described in that certain Loan and Security Agreement dated as of the date of Amendment No. 4 to this Agreement by and between Parent and Tracker, as may be amended, extended, renewed, supplemented, replaced and/or restated from time to time.

                  (GGGGG) "Working Capital Loan" shall mean individually and "Working Capital Loans" shall mean collectively, each Revolving Loan other than an Inventory Loan made to Borrower for working capital purposes..

         10. Section 2.1 of the Loan Agreement is amended to read as follows:

                  "SECTION 2.1. LOAN AMOUNT. Subject to the terms and conditions of this Agreement, on the Amendment No. 4 Closing Date, the Lender shall make loans in the aggregate to the Borrowers on a revolving basis (such loans being herein called individually a "Revolving Loan" and collectively the "Revolving Loans") from time to time in such amounts as the Borrowers may from time to time request up to the lesser of (A) the Maximum Credit Amount; or (B) the Borrowing Base from time to time (the lesser of (A) or (B) shall be referred to as the "Line of Credit"); provided, however, that (i) Eligible Inventory shall be valued at the lower of cost or market value using the first in, first out method of inventory accounting; and (ii) each borrowing by any Borrower hereunder with respect to any Revolving Loan shall be in the aggregate principal amount of at least (a) $1,000.00 if made directly to a vendor of Inventory subject to a Vendor Repurchase Agreement; and (b) $1,000.00 if made directly to Borrowers; and (iii) repayments from time to time of the Line of Credit shall be available to be reborrowed pursuant to the terms and conditions of this Agreement; and (iv) if the Revolving Loans outstanding at any

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

                  time or from time to time exceeds the advance limitations described above, Borrowers shall pay in immediately available funds to the Lender a principal payment in such amount necessary to eliminate such excess contemporaneously with the delivery of any borrowing base certificate to Lender showing any such excess and/or demand by Lender at any other time any such excess occurs as determined by Lender; and (v) notwithstanding anything else contained in this Agreement, (I) upon the occurrence and continuance of any Event of Default or any event which, with the giving of notice, the passage of time, or both, would result in an Event of Default, and in every such event, the Lender may, in its sole discretion, immediately cease to make Revolving Loans; and (b) Borrowers shall repay to the Lender on the Termination Date all Revolving Loans, plus interest accrued to the date of payment."

         11. Section 2.3 of the Loan Agreement is amended to read as follows:

                  "SECTION 2.3. REQUESTS FOR REVOLVING LOANS.

                           (A) Lender, in its commercially reasonable discretion, may issue approvals (individually an "Approval" and collectively, the "Approvals") upon receipt of a request (orally, electronically or in writing) from a Vendor requesting Lender's confirmation that it will finance the acquisition by Borrower of Inventory that is subject to a Vendor Repurchase Agreement held for shipment, or shipped, to Borrower. Upon any request for an Approval, Lender will request Borrowers to give Lender an Approval Representation relating to such request. Without limiting Lender's discretion in making Inventory Loans with respect to any request for an Approval, Lender shall not make any Inventory Loan relating to such request for any Approval until such time as Lender receives an Approval Representation relating to such request. Partial shipments may be made against any Approval and Lender may honor the related invoice without inquiry, regardless of any apparent disproportion between (i) the quantity shipped and the amount of the related invoice; or (ii) the amount of the Approval and the quantity to be shipped under the Approval. Until terminated or revoked, an Approval shall be deemed outstanding to the extent of its face amount less the amount of Revolving Loans made with respect to such Approval.

                           (B)  Lender  shall  not  be   responsible   for,  and
                  Borrower's obligations to Lender shall not be affected by any of the following with respect to any Approval: (i) performance or non-performance by any Person other than Lender of its obligations to Borrower; (ii) the form, sufficiency, correctness, genuineness, authority of any Person signing, falsification or legal effect of any documents called for under any Approval if such document on their face appear to be in order; (iii) acts or omissions of any Person other than Lender; (iv) the existence, nature, quality, quantity, condition, value or delivery of Inventory represented by documents presented to Lender, or any difference of Inventory from Inventory represented by documents presented to Lender;
                  (v) the validity, sufficiency, genuineness or collectibility of any documents, insurance or instruments, or endorsements thereof; (vi) any irregularity in connection with shipment;
                  (vii) breach of agreement between Borrower and a Vendor or any other Person; (viii) without limiting the foregoing, any act or omission of Lender not done or omitted in bad faith. In the event that Borrower has a dispute with a Vendor relating to the foregoing, Lender shall provide such documents in Lender's

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

                  possession reasonably requested by Borrower relating to such dispute. Borrower shall indemnify Lender against any and all claims, losses, liabilities, costs and expenses (including, but not limited to, reasonable attorneys' fees) resulting from or incurred in connection with an Approval and not directly caused by Lender's gross negligence or willful misconduct. Lender may not enter into any settlement or other compromise with respect to any claim covered by the indemnity set forth in this Section without Borrower's prior written consent, which consent shall not be unreasonably withheld, conditioned, or delayed. If Lender obtains recovery of any of the amounts that Borrower has paid to it pursuant to the indemnity set forth in this section, then Lender shall promptly pay to Borrower or offset against amounts due and owing Lender by Borrower the amount of such recovery

                           (C) After Lender has issued an Approval, Lender shall
                  be deemed to have made an  Inventory  Loan to  Borrower  under
                  Section 2.1 of this Agreement as of the ship date specified in the invoice relating to such Approval or such earlier date as Lender shall enter such Revolving Loan as a receivable on Lender's books. Lender shall only disburse any such Inventory Loan directly to a Vendor, except that Lender may set off any amount owed to Lender by such Vendor.

                           (D) Lender may refuse to issue an Approval or may revoke an Approval at any time in its commercially reasonable discretion and effective immediately upon such revocation, Lender shall no longer be deemed to have made an Inventory Loan (to the extent an Inventory Loan has been made) and Borrower shall repay any such Inventory Loan immediately upon such revocation. Borrower shall be obligated for all obligations incurred by Lender on account of the issuance of any Approval. Without limiting the foregoing, Borrower acknowledges that Lender customarily revokes Approvals approximately 30 days after issuance if Lender has not received an invoice from the applicable Vendor relating thereto, although it is not obligated to do so.

                           (E) Each request by the  Borrower  for any  Revolving
                  Loan under the Line of Credit other than Inventory Loans pursuant to Approvals shall be (A) made in writing, or by telephone and if by telephone, shall be promptly confirmed in writing; and (B) accompanied by a Borrowing Base Certificate which shall contain information as of such Business Date such request is made; and (C) shall be signed by the president or chief financial officer or controller of Borrower. Each
                  Working Capital Loan shall be sent by Federal Reserve wire transfer as directed by Borrower in writing or by EDI or through acceptance of an ACH Debit by a Collecting Bank. Lender shall not be required to make more than one Working Capital Loan to Borrower on any day. The date and amount of each Revolving Loan made by the Lender and of each repayment of principal thereon received by the Lender shall be recorded by the Lender in the records of the Lender and the aggregate unpaid principal amount shown on such records shall be rebuttable, presumptive evidence of the principal owing and unpaid on the Revolving Loans. The failure to record any such amount on such records shall not, however, limit or otherwise affect the obligations of the Borrower to repay the principal amount of the Revolving Loans together with all interest accruing thereon."


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

         12. Section 2.5 of the Loan Agreement is amended to read as follows:

                  "SECTION 2.5.  PAYMENTS AND COLLECTIONS.
                                 ------------------------

                           (A) General.  All payments  hereunder  shall be made,
                  without setoff or counterclaim, to Lender prior to 3:00 p.m. , Chicago time, on the date due at its office in immediately available funds at Chicago, Illinois or at such other place as may be reasonably designated by Lender to Borrowers in writing or by EDI. Any payments received after such time shall be deemed received on the next Business Day. Whenever any payment shall be stated to be due on a date other than a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest, fees and charges, without penalty other than such additional interest, fees and charges. Notwithstanding anything to the contrary herein, all items of payment for purposes of (i) determining the occurrence of an Event of Default shall be deemed received upon actual receipt by Lender at its bank, The Northern Trust Bank, Chicago, Illinois or such bank as Lender may use as its depository bank from time to time, unless subsequently dishonored for any reason; (ii) calculating the Borrowing Base shall be applied by Lender against the principal of and/or interest on any Loans on the Business Day deemed received pursuant to this Section by Lender at its bank, The Northern Trust Bank,
                  Chicago, Illinois or such bank as Lender may use as its depository bank from time to time; and (iii) calculating interest shall be deemed to have been applied by Lender against the principal of and/or interest on any Loan on the Business Day received by Lender, whether such payment is by check, wire, ACH debit or other means. Lender may at any time in its sole discretion change the time for payment of future Loans or change product lines of Inventory to be financed and the terms of such financing by giving Borrower a notice specifying such change.

                           (B) Revolving  Loans.  Borrowers will immediately pay
                  Lender on each item of Collateral financed by the Lender (as shown on the Transaction Statement identifying such Collateral) under this Agreement (whether financed through an Inventory Loan after the Amendment No. 4 Closing Date or financed directly to the Borrowers at any time) on the earliest to occur of any of the following events: (i) when such Collateral is lost, stolen or damaged; (ii) for Collateral financed under this Agreement, when such Collateral is sold, transferred, rented, leased, otherwise disposed of or no longer Eligible Inventory; (iii) in strict accordance with any curtailment schedule for such Collateral (as shown on the Transaction Statement identifying such Collateral); (iv) for Collateral financed under scheduled payment program terms (as shown on the Transaction Statement identifying such Collateral), in strict accordance with the installment payment schedule; (v) when otherwise required under the terms of any financing program agreed to in writing by any Borrower and Lender; and (vi) for any Collateral designated in writing by Lender in order for Borrowers to repay the principal amount of any Revolving Loans outstanding that exceed the advance limitations for Revolving Loans as set forth in this Agreement. Any third party discount, rebate, subsidy, bonus or credit granted to any Borrower for any Collateral will not reduce the Liabilities until Lender has received payment as provided in this Agreement. Borrowers promises to pay all amounts owing to Lender under the Line of Credit as set forth in this Agreement and in each Transaction Statement. Notwithstanding anything else contained in this Agreement, (a) upon a sale of any Eligible Inventory H, the proceeds of such sale shall be applied as a principal payment against the December 2002 Overadvance; and (b) no amount paid by Borrowers pursuant to clause (a) of this sentence shall be available to be reborrowed by Borrowers at any time. Without limitation of the foregoing, Borrowers shall repay to the Lender on the Termination Date all Revolving Loans, plus interest accrued to the date of payment.

                           (C) Special Draws of the Line of Credit. Lender is hereby authorized to make a Revolving Loan with the proceeds disbursed directly to Lender to make any required payments of principal, interest, fees and/or costs currently due and owing by Borrowers and not yet paid pursuant to the Documents.

                           (D) Draw Loans. Contemporaneously with any receipt by
                  or on behalf of Parent at any time or from time to time of any or all of Parent Income Tax Claim/Refund, Borrowers shall immediately pay to Lender one-third of such amount so received by or on behalf of Parent as a principal payment against the Draw Facility. Borrowers shall repay to the Lender on April 30, 2003, all Draw Loans outstanding, plus interest accrued to the date of payment

         13. Section 2.8 of the Loan Agreement is amended to read as follows:

                           "SECTION 2.8. TERMS AND TERMINATION. The term of this
                  Agreement,  unless  sooner  terminated  as  provided  in  this
                  Agreement, shall be until the Termination Date; provided, however, that Lender may terminate this Agreement (A) immediately by written notice to Borrowers in whole or only with respect to certain Inventory if Borrower shall lose or relinquish any right to sell or deal in any product line of Inventory, or if Borrowers fail to pay any of the Objected Loans due to an objection to the terms of any Transaction Statement and Lender determines that the Transaction Statement does not contain a bona fide error, or (B) at any time by at least 30 days prior written notice to Borrowers. Upon termination of this Agreement, all Liabilities to Lender (or, if this Agreement is terminated only with respect to certain Inventory, Liabilities to Lender relative to such Inventory) shall become immediately due and payable without notice or demand. Upon any termination, Borrowers shall remain liable to Lender for all Liabilities to Lender, including without limitation interest, fees, charges and expenses arising prior to or after the effective date of termination, and all of Lender's rights and remedies and its security interest shall continue until all Liabilities to Lender are paid and all obligations of Borrower are performed in full. No provision of this Agreement shall be construed to obligate Lender to make any Loans."

         14. New Sections 2.9 through 2.10 are added to the Loan Agreement as follows:

                  "SECTION 2.9. DRAW LOANS. Subject to the terms and conditions of this Agreement, on the date upon which all of the terms and conditions set forth in Amendment No. 4 to this Agreement have been met or fulfilled to the satisfaction of Lender, the Lender agrees to make loans in its sole discretion to Borrower on a draw basis (such loans being herein called individually a "Draw Loan" and collectively the "Draw Loans") from time to time in such amounts as Borrower may from time to time request up to the maximum principal amount of the lesser of (A)
                  $500,000.00; or (B) one-third (1/3) of the amount of the Parent Income Tax Claim/Refund (the lesser of (A) or (B) shall be referred to as the "Draw Facility"); provided, however, that (i) each borrowing by Borrower hereunder with respect to any Draw Loan shall be (a) in the aggregate principal amount of at least $10,000.00; and (b) in the maximum amount of one-third (1/3) of the total draw request made by Borrowers to and actually advanced at such time by Lender, DFS and Tracker; and (ii) if the Draw Loans outstanding at any time or from time to time exceeds the advance limitations described above, Borrower shall pay to the Lender a principal payment in such amount necessary to eliminate such excess; and (iii) notwithstanding anything else contained in this Agreement, (I) repayments from time to time of the Draw Facility shall not be available to be reborrowed pursuant to the terms and conditions of this Agreement; and (II) upon the occurrence and continuance of any Event of Default or any event which, with the giving of notice, the passage of time, or both, would result in an Event of Default, and in every such event, the Lender may, in its sole discretion, immediately cease to make Draw Loans; and (III) Borrowers shall repay to the Lender on April 30, 2003, all Draw Loans, plus interest accrued to the date of payment.

                  SECTION 2.10. USE OF DRAW LOAN PROCEEDS. The proceeds of the Draw Loans shall be used solely for providing working capital for Borrowers and paying for operating expenses and the fees, costs and expenses of the Lender as provided for in this Agreement.

         15. Contemporaneously with the execution and delivery of this Amendment, the Guarantors shall execute and deliver to Lender confirmations, reaffirmations and amendments of their Guaranties in form and manner satisfactory to Lender (individually, a "Confirmation of Guaranty" and collectively, the "Confirmations of Guaranty"). All references to each Guaranty in the Loan Agreement shall mean such Guaranty, as confirmed, reaffirmed and amended by its applicable Confirmation of Guaranty.

         16. New Section 3.12 is added to the Loan Agreement as follows:

                  "Section 3.12 Parent Income Tax Claim/Refund. As additional security for the payment and performance of the Liabilities, Parent shall (A) collaterally assign the Parent Income Tax Claim/Refund to Lender in form and manner satisfactory to Lender (the "Collateral Assignment of Parent Income Tax Claim/Refund "); and (B) perform any and all acts requested by Lender to have the Internal Revenue Service and any other Person required by Lender to acknowledge such assignment and pledge of the Parent Income Tax Claim/Refund to Lender."

         17. New Section 4.1(V) is added to the Loan Agreement as follows:

                  "(V) Parent Income Tax Claim/Refund. Any of the Parent Income Tax Claim/Refund is a legitimate claim under the Internal Revenue Code based on Borrowers net income or losses as of the end of any fiscal year, including, but not limited to, prior to December 31, 2002 and has been reviewed by Borrower's independent certified public accountants and has not been disputed by any Person, including, but not limited to, the Internal Revenue Service and Borrower's independent certified public accountants."

         18. Section 5.1(A)(v) of the Loan Agreement is amended to read as follows:

                  "(v) on the last Business Day of each week, computed as of such Business Day, and with each request for a Working Capital Loan under this Agreement, computed as of the close of business on the Business Day such request is made, and at such times as Lender may request, computed as of the Business Day of such request, a completed Lender's standard form borrowing base certificate, which shall be executed by the President or the chief financial officer of the Borrowers;

         19. The period at the end of the first sentence of Section 5.1(A) is amended to read ";" and new Sections 5.1(A)(xv) and (xvi) are added as follows:

                  "(xvi) on the earlier of 20th day of each month or the first business day after the 20th day of each month, (a) a copy of an unaudited consolidated financial statement of the Borrowers prepared in the same manner as the report referred to in clause (i) above, signed by the chief financial officer or Corporate Controller of Parent and consisting of at least a balance sheet as at the close of such month, statements of earnings, cash flow, income and source and application of funds for such month and for the period from the beginning of such fiscal year to the close of such month; and (b) a certificate signed by the President or chief financial officer of it providing that (I) the financial statements being provided to Lender pursuant to clauses (ii)(a) are true and correct and (II) no Event of Default has occurred, including, but not limited to, no Event of Default with respect to any of the financial covenants contained in the Documents; and (xvi) by Monday, January 13, 2003, and each Monday thereafter, a report of Borrowers' (i) actual cash inflows and outflows for all weeks since December 20, 2002 through the Friday immediately preceding the date of the report, and (ii) projected cash inflows and outflows for the 13-weeks on and after the date of the report, with such supporting details as required by Lender."


         20. Sections 5.1(W) through (X) of the Loan Agreement are amended to read as follows:

                  "(W) Unsubordinated Debt To Tangible Net Worth Ratio. It shall not cause, suffer or permit the ratio of (i) the Travis Entities' total consolidated liabilities minus Subordinated Debt to (ii) the Travis Entities' Tangible Net Worth to be greater than 4.00 to 1.00 for the period commencing on the Amendment No. 4 Closing Date and continuing at all times thereafter.

                  (X) Tangible Net Worth. It shall not cause, suffer or permit the Travis Entities' Tangible Net Worth to be less than the following, all as measured at at (i) January 31, 2003; and
                  (ii) the end of each of its fiscal quarters:

                  $20,000,000.00  For the period  commencing on the Amendment
                                  No.4 Closing Date through December 31, 2002
                  $19,000,000.00  For the period commencing on January 1, 2003 through March 31, 2003
                  $20,000,000.00  For the period commencing April 1, 2003
                                  and at all times thereafter

         21. Section 5.1 (KK) of the Loan Agreement is amended to read as follows:

                  "(KK) Lock Box. By no later than 45 days after the Amendment No. 4 Closing Date, Borrowers and the financial institution at which Borrowers have established a Lock Box Account to collect monies solely for the Borrowers shall execute and deliver to Lender such agreements, documents and instruments satisfactory to Lender in order for Lender at any time, in Lender's discretion, following the time when either an Event of Default occurs or will occur with the giving of notice, the passage of time or both, to require such Lock Box Account be under the sole control of Lender and have all payments received in such Lock Box Account to be paid to Lender."

         22. New Sections 5.1(OO) through (RR) are added to the Loan Agreement as follows:

                  "(OO) Parent Income Tax Claim/Refund. Borrowers shall give immediate written notice to Lender of any communication (whether oral or written) or notice relating to and any payment of all or any portion of the Parent Income Tax Claim/Refund contemporaneously with receipt of any such communication, notice or payment by any Borrower or any agent of Borrower. Borrowers agrees that if any Parent Income Tax Claim/Refund, or any portion of any Parent Income Tax Claim/Refund, is paid to Borrowers at any time or from time to time, Borrowers will receive and hold the same in trust for Lender and Borrowers will forthwith upon receipt of such Parent Income Tax Claim/Refund deliver such Parent Income Tax Claim/Refund to Lender in the identical form of payment received by the Borrowers.

                  (PP) Approvals. No request for any Approval shall be made with respect to any Inventory either (i) previously financed for or on behalf of any of the Travis Entities at any time by any Person; or (ii) sold at any time by any Vendor on an open account, consignment or COD basis to any of the Travis Entities.

                  (QQ) Inventory Purchases. Commencing with purchases of Inventory that is subject to a Vendor Repurchase Agreement by a Borrower after December 20, 2002, (i) all such purchases shall be paid for directly by Lender to the Vendor of such Inventory that is subject to a Vendor Repurchase Agreement by the issuance of an Inventory Loan in accordance with Section
                  2.3 of this Agreement; and (ii) no such purchases of Inventory that is subject to a Vendor Repurchase Agreement by any Borrower after December 20, 2002 shall be purchased on open account."

                  (RR) Third Party Waivers. Borrowers shall (i) by no later than January 2, 2003, provide Lender with a list of all locations which Borrowers own, lease or warehouse assets; and by no later than January 31, 2003, shall deliver to Lender Third Party Waivers and Mortgagee Waivers executed by the lessors, bailors, warehouse owners, mortgagees and/or operators and consignors of or at the locations used by Borrower, all in form and manner reasonably satisfactory to Lender "

         23. New Section 6.3 is added to the Loan Agreement as follows:

                  "SECTION 6.3. SPECIAL CONDITIONS PRECEDENT TO EACH DRAW LOAN. In addition to all other requirements of this Agreement, including, but not limited to, those set forth in Sections 6.1 and 6.2 of this Agreement, Lender's obligation to make each Draw Loan is subject to the fulfillment of each and every of the following conditions prior to or contemporaneously with the making of each and every such Draw Loan:

                           (A) Evidence that the Draw Loan shall be used for working capital purposes.

                           (B) Evidence that DFS and Tracker are each making separate cash loans to Borrowers or to Parent, each in the principal amount of the Draw Loan simultaneously with the making of such Draw Loan.

                           (C) The Parent Income Tax  Claim/Refund  has not been
                  received by or on behalf of Parent."

         24. The period at the end of Section 7.1(W) of the Loan Agreement is amended to read ";" and new Sections 7.1(X) through (Y) are added to the Loan Agreement as follows:

                  "(X) Any Borrower shall default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under Sections 5.1(OO) through (RR) of this Agreement;

                  (Y) Any default or event of default (howsoever such terms are defined) shall occur under the Tracker Financing.

         25. Borrowers each represent, warrant, acknowledge, agree and confirm that (A) the amount of the December 2002 Overadvance as of the Amendment No. 4 Closing Date is $596,699.00.

         26. Borrowers hereby acknowledge that Borrowers have violated the provisions for advance limitations in Section 2.1 of the Loan Agreement by exceeding the Borrowing Base by $596,699.00 (the "Out-of-Formula Amount"). The failure by Borrower to eliminate the Out-of-Formula Amount contemporaneously with delivery of the Borrowing Base Certificate as required under Section 2.1 of the Loan Agreement constitutes an Event of Default under the Loan Agreement. Borrowers hereby acknowledge that Borrowers are in technical default under a real estate loan ("Hibernia Loan") with Hibernia Bank ("Hibernia Default") for violation of a cash flow covenant Borrowers hereby represent that Hibernia Bank has not declared a default under the Hibernia Loan. Upon the effectiveness of this Amendment, except for the Non-Waived Defaults (defined below) Lender waives all Events of Default under the Loan Agreement or any agreement, document or instrument entered into in connection with or contemplated by the Loan Agreement and events in existence as of December 30, 2002 which with the passage of time would become Events of Default, and all Events of Default and events which with the passage of time would become Events of Default, other than the Non-Waived Defaults, arising through January 30, 2002. Subject to the terms and conditions contained herein, Lender hereby waives the Events of Default described in the preceding sentence. As used herein, "Non-Waived Defaults" shall mean any of any of the following Defaults under the Original Loan Agreement or any agreement, document or instrument entered into in connection with or contemplated by the Loan Agreement:

                  A. Any Event of Default arising as a result of any failure to make any required payment to Lender or any other Person under any Third Party Financing, including, but not limited to, any payment of principal or interest; or

                  B. Any Event of Default arising as a result of any violation of any covenant relating to minimum Tangible Net Worth as amended hereby of the Travis Entities on a consolidated basis; or

                  C. Any Event of Default arising as a result of any violation of any covenant relating to minimum Unsubordinated Debt to Tangible Net Worth Ratio as amended hereby of the Travis Entities on a consolidated basis; or

                  D. Any Event of Default arising as a result of any violation of any covenant relating to ownership, control, management, mergers, consolidations, sale or purchase of assets or stock of any Borrower other than as contemplated herein; or

                  E. Any Event of Default arising as a result of any material violation of any representation or warranty or any violation of any representation or warranty that causes a material adverse change in the business of the Borrowers; or

                  F. Any Event of Default arising as a result of any violation of any covenant relating to granting of liens, other than permitted liens, or the incurrence of indebtedness, other than Permitted Indebtedness, of Borrowers other than as contemplated herein; or

                  G. Any Event of Default arising as a result of any Borrower becoming insolvent or generally failing to pay, or admitting in writing its inability to pay, such person's or entity's debts as they become due, or a proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law or statute is filed by or against any Borrower or any Borrower makes an assignment for the benefit of creditors; or

                  H. Any Event of Default arising as a result of any termination of any Guaranty; or

                  I. Any Event of Default arising as a result of (i) any failure to deliver on a timely basis as required in accordance with the terms of the Loan Agreement or any agreement, document or instrument relating to the Loan Agreement any borrowing base certificate or other report relating to inventory and/or accounts receivable (other than the report of the independent auditors or the 10K to the Securities and Exchange Commission, provided that such audit report and 10K are delivered by January 14, 2003); or (ii) any misrepresentation contained in any borrowing base certificate or other report relating to inventory and/or accounts receivable; or

                  J. Hibernia Bank declares the Hibernia Loan to be in default as a result of the Hibernia Default or any other event of default as contained in any of the documents executed in connection with the Hibernia Loan.

Upon any further Event of Defaults after January 20, 2003 or upon the occurrence of any Non-Waived Event of Defaults at any time, all rights and remedies of Lender, whether pursuant to the Loan Agreement, the other Documents, or available at law or equity, shall be available to Lender, including, without limitation, the right to accelerate the Liabilities and foreclose on any or all Collateral and/or Guarantor Collateral of any Person.

         27. All representations and warranties made to the Lender in the Documents are hereby restated to the Lender and all of such representations and warranties remain true and correct as of the date of this Amendment.

         28. All of the pledges, assignments, transfers, conveyances, mortgages and grants of security interest of any property given to Lender by any Borrower or any Guarantor pursuant to the Documents, including, but not limited to, pursuant to Article Three of the Loan Agreement, have constituted and shall and hereinafter do continue to constitute pledges, assignments, transfers, conveyances, mortgages and grants of security interests of property to secure the Liabilities.

         29. Lender's obligation to enter into this Amendment is subject to the fulfillment of each and every one of the following conditions prior to, or contemporaneously with the execution and delivery of this Amendment:

                  A. All of the conditions precedent set forth in the Loan Agreement shall have been met; and

                  B. Lender shall have received such instruments, agreements and documents in form and manner satisfactory to Lender and its counsel as Lender may reasonably request and where applicable, duly executed and recorded, including, but not limited to, the following:

                  (i) Certificates of the Secretaries and General Partners of Borrowers and Guarantors certifying as to (a) all corporate and partnership actions taken and consents made by Borrowers and Guarantors to authorize the transactions provided for or contemplated under this Amendment and the execution, delivery and performance of the Documents; and (b) the names of the officers, partners or employees of Borrowers and Guarantors authorized to sign the Documents, together with a sample of the true signature of each such Person.

                           (Lender may conclusively rely on such certificates until formally advised by a like certificate of any changes therein.);

                  (ii)     the Confirmations of Guaranties;

                  (iii) Certificates of good standing for Borrowers and Guarantorsin the jurisdiction of their incorporation;

                  (iv)     The  Collateral   Assignment  of  Parent  Income  Tax
                           Claim/Refund;

                  (v) Evidence of the existence, value, validity and nonpayment of the Parent Income Tax Claim/Refund for the fiscal periods ending on or before December 31, 2002;

                  (vi) Evidence that DFS and Parent have each executed and delivered agreements, documents and instruments for DFS to provide financing of up to one-third (1/3) of the amount of the Parent Income Tax Claim/Refund;

                  (vii) Evidence that Tracker and DFS have each executed and delivered an agreement containing substantially the same terms of consent and waiver set forth in paragraph 22 of this Amendment;

                  (viii)   An intercreditor agreement with DFS and Tracker; and

                  (ix) Such other instruments or documents as the Lender may reasonably request.

                  C. No Event of Default shall have occurred and be continuing, may occur with the giving of notice, the passage of time or both.

         30. All references to the Loan Agreement in any of the Documents shall mean the Loan Agreement, as amended by this Amendment and as may be further amended and/or restated from time to time.

         31. Borrowers agree to pay all reasonable fees and out-of-pocket expenses of Lender (including, but not limited to, outside counsel to Lender and paralegals) in connection with the preparation of this Amendment and all Documents relating to this Amendment.

         32. The Loan Agreement (as amended by this Amendment), together with the Documents, contain the entire agreement between the parties hereto with respect to the transactions contemplated herein and supersede all prior representations, agreements, covenants and understandings, whether oral or written, related to the subject matter of the Loan Agreement. Except as specifically set forth in the Agreement, Lender makes no covenants to any Borrower, including, but not limited to, any other commitments to provide any additional financing to any Borrower.

         33. Each of the Borrowers hereby release, except in the instance of gross negligence and wilful misconduct, the Lender and its officers, directors, employees, agents, attorneys, personal representatives, successors, predecessors and assigns from all manner of actions, cause and causes of action, suits, deaths, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands, whatsoever, in law or in equity, and particularly, without limiting the generality of the foregoing, in connection with the Documents and any agreements, documents and instruments relating to the

Documents and the administration of the Documents, all indebtedness, obligations and liabilities of any of the Travis Entities to the Lender and any agreements, documents and instruments relating to the Documents (collectively, the "Claims"), which any of the Borrowers now have against the Lender or ever had, or which might be asserted by their heirs, executors, administrators, representatives, agents, successors, or assigns based on any Claims which exist on or at any time prior to the date of this Amendment. Each Borrower expressly acknowledges and agrees that each Borrower has have been advised by counsel in connection with this Amendment and that each Borrower understands that this Paragraph constitutes a general release of the Lender and that they each intend to be fully and legally bound by the same. Each Borrower further expressly acknowledges and agrees that this general release shall have full force and effect notwithstanding the occurrence of a Default or Event of Default (however such terms are defined) pursuant to any of the Documents.

         34. This Amendment may be executed in any number of counterparts, each of which counterpart, once they are executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one in the same amendment.

         35. Except as specifically amended and modified by this Amendment, (A) the Loan Agreement shall remain in full force and effect and is hereby restated and incorporated herein by this reference; and (B) all terms defined in the Loan Agreement shall have the same meanings herein as therein.

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                                       16

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.


         LENDER:                    TRANSAMERICA COMMERCIAL FINANCE
                                    CORPORATION


                                    By:_________________________________

                                    Title: President



         BORROWERS:                 TRAVIS BOATS & MOTORS, INC.



                                    By:________________________________
                                    Title: President


                                    TRAVIS BOATING CENTER GEORGIA, INC.


                                    By:________________________________
                                    Title: President



                                    TRAVIS BOATING CENTER FLORIDA, INC.


                                    By:__________________________________
                                    Title: President



                                    ADVENTURE MARINE & OUTDOORS, INC.


                                    By:__________________________________
                                    Title: President


                                    ADVENTURE MARINE SOUTH, INC.


                                    By:________________________________
                                    Title: President

                                    ADVENTURE BOAT BROKERAGE, INC.


                                    By:__________________________________
                                    Title: President



                                    TBC MANAGEMENT, INC.


                                    By:__________________________________
                                    Title: President



                                    TBC MANAGEMENT, LTD.


                                    By:__________________________________
                                    Title: President









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